UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 30, 2010, Spectra Energy Partners, LP (Spectra Energy Partners) filed a Current Report on Form 8-K (the Initial Report) to report, among other things, the closing of its acquisition of an additional 24.5% interest in Gulfstream Natural Gas, L.L.C. (Gulfstream) from a subsidiary of Spectra Energy Corp (Spectra Energy) for approximately $330 million in aggregate consideration. Spectra Energy Partners is filing this amendment to the Initial Report to provide unaudited Gulfstream interim financial statements and pro forma Spectra Energy Partners condensed consolidated financial information reflecting the acquisition of the additional 24.5% interest in Gulfstream and related financing transactions. The required audited historical financial statements of Gulfstream have been previously reported by Spectra Energy Partners under Item 15 of its Annual Report on Form 10-K (File No. 001-33556) filed with the Securities and Exchange Commission on March 11, 2010, and are therefore not included herein pursuant to General Instruction B.3 of Form 8-K. The required unaudited interim financial statements and unaudited pro forma condensed consolidated financial information are filed as exhibits to this report. No other modifications to the Initial Report are being made by this amendment. This amendment should be read in conjunction with the Initial Report, which provides a more complete description of the acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Omitted from this filing pursuant to General Instruction B.3 of Form 8-K are the audited historical financial statements of Gulfstream as of December 31, 2009, and for the three years in the period ended December 31, 2009, as previously filed under Item 15 of Spectra Energy Partners’ Annual Report on Form 10-K (File No. 001-33556) filed with the Securities and Exchange Commission on March 11, 2010.

The unaudited financial statements of Gulfstream as of and for the nine months ended September 30, 2010 are filed as Exhibit 99.1 to this Current Report.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Spectra Energy Partners as of September 30, 2010 and related statements of operations for the year ended December 31, 2009 and nine months ended September 30, 2010 are filed as Exhibit 99.2 to this Current Report.

(c) Exhibits.

Exhibit Number	Description

99.1	Unaudited financial statements of Gulfstream.

99.2	Pro forma condensed consolidated financial information of Spectra Energy Partners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP, its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

/s/ Laura Buss Sayavedra

Laura Buss Sayavedra Vice President and Chief Financial Officer

Date: December 20, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited financial statements of Gulfstream.

99.2	Pro forma condensed consolidated financial information of Spectra Energy Partners.

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